UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 26, 2007 (July 25, 2007)
Innovative Card Technologies, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-51260	90-0249676
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10880 Wilshire Boulevard, Suite 950, Los Angeles CA	90024
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 312-0700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Form 8-K and other reports filed by the Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Registrant’s management as well as estimates and assumptions made by the Registrant’s management. When used in the Filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to the Registrant or the Registrant’s management identify forward looking statements. Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Registrant’s industry, operations and results of operations and any businesses that may be acquired by the Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

(a) Nasdaq Notice of Technical Listing Violation Received.

On July 26, 2007, Innovative Card Technologies, Inc. (the “Company”) issued a press release announcing that the Company received written notice from Nasdaq Listing Qualifications on July 25, 2007 stating that solely as a result of the resignation of Donald Killian from the Company’s Board of Directors, effective as of July 23, 2007, the Company is currently not in compliance with Nasdaq’s independent director and audit committee requirements as set forth in Marketplace Rule 4350.

Pursuant to Marketplace Rules 4350(c)(1) and 4350(d)(4), Nasdaq is providing the Company a cure period in order to regain compliance with the independent director and audit committee requirements as follows: (1) until the earlier of the Company’s next annual shareholders’ meeting or July 23, 2008; or (2) if the next annual shareholders’ meeting is held before January 22, 2008, then the Company must evidence compliance no later than January 23, 2008.

As stated in the press release, the Company has begun to search for a replacement independent director and the Company believes that it will regain compliance with Marketplace Rule 4350(c)(1) and 4350(d)(4) within the cure period set forth by the Nasdaq.

The press release is set forth in Exhibit 99.1 hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Innovative Card Technologies, Inc. (Registrant)

Date: July 26, 2007	By:	/s/ Bennet P. Tchaikovsky
Name:Bennet P. Tchaikovsky
Title: Chief Financial Officer